Exhibit 99.1

                                 Certification
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Direct Insite Corp. (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Annual Report on Form 10-K for the year ended December 31, 2002 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  April 14, 2003                          /s/ James A. Cannavino
                                                ----------------------
                                            Name:   James A Cannevino
                                            Title:  Chief Executive Officer

                                                /s/ George Aronson
Dated:  April 14, 2003                          -----------------------
                                             Name:   George Aronson
                                             Title:  Chief Financial Officer


     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-K or as a separate disclosure document.